BY-LAWS


                                       OF


                               OWL INVESTMENT CORP

                                TABLE OF CONTENTS




1. ARTICLE I:  OFFICES........................................................1

   1.1 Principal Office.......................................................1

   1.2 Other Offices......................................................... 1

   1.3 Registered Office......................................................1


2. ARTICLE II:  SHAREHOLDERS..................................................1

   2.1 Place of Meetings......................................................1

   2.2 Notice of Meetings.....................................................1

   2.3 Annual Meeting.........................................................2

   2.4 Special Meetings.......................................................2

   2.5 Closing Transfer Books or Fixing Record Date...........................3

   2.6 Voting Lists...........................................................4

   2.7 Voting Power of Shares.................................................4

   2.8 The Voting of Shares in General........................................4

   2.9 The Voting of Shares by Certain Holders................................5

   2.10 The Voting of Shares by Proxy.........................................6

   2.11 Establishment of a Quorum.............................................6

   2.12 Effect of a Quorum....................................................6

   2.13 Appointment of Inspectors.............................................7

   2.14 Duties and Powers of Inspectors.......................................7

   2.15 Conduct of Business...................................................7

   2.16 Action Without a Meeting..............................................8

3. ARTICLE III:  THE BOARD OF DIRECTORS.......................................8

   3.1 General Powers.........................................................8

   3.2 Number.................................................................9

   3.3 Tenure.................................................................9

   3.4 Qualifications.........................................................9

   3.5 Removal................................................................9

   3.6 Resignation............................................................9

   3.7 Vacancies.............................................................10

   3.8 Quorum................................................................10

   3.9 Action................................................................10

   3.10 Annual Meeting of the Board..........................................10

   3.11 Regular Meetings of the Board........................................10

   3.12 Special Meetings of the Board........................................10

   3.13 Telephone Meetings of the Board......................................11

   3.14 Notice of Special Meeting of the Board...............................11

   3.15 Statement of Purpose Not Required....................................11

   3.16 Effect of Attendance.................................................11

   3.17 Presumption of Assent................................................11

   3.18 Evidence of Dissent..................................................12

   3.19 Consent in Lieu of Meeting...........................................12

   3.20 Compensation of Directors............................................12

   3.21 Indemnification Provisions...........................................13

4. ARTICLE IV:  COMMITTEES OF THE BOARD......................................13

   4.1 Committees of Directors...............................................13

   4.2 Limitation of Authority...............................................13

   4.3 Other Committees......................................................14

   4.4 Term of Office........................................................14

   4.5 Chairman..............................................................14

   4.6 Vacancies.............................................................14

   4.7 Quorum................................................................15

   4.8 Rules.................................................................15

   4.9 Minutes...............................................................15

   4.10 Continuing Responsibilities..........................................15


5. ARTICLE V:  OFFICER TITLES AND TENURES....................................15

   5.1 Titles and Number of Officers.........................................15

   5.2 Election..............................................................15

   5.3 Tenure................................................................16

   5.4 Resignation...........................................................16

   5.5 Removal...............................................................16

   5.6 Vacancies.............................................................16


6. ARTICLE VI:  THE POWERS AND DUTIES OF OFFICERS............................16

   6.1 In General............................................................16

   6.2 The President.........................................................16

   6.3 The Executive Vice President..........................................17

   6.4 The Vice President....................................................17

   6.5 The Secretary.........................................................17

   6.6 The Treasurer.........................................................19

   6.7 Absence or Disability of Officers.....................................19

   6.8 Salaries and Other Compensation.......................................19


7. ARTICLE VII:  CERTIFICATES FOR SHARES.....................................19

   7.1 Form..................................................................19

   7.2 Issuance of Shares....................................................20

   7.3 Procedures Upon Issuance..............................................20

   7.4 Rights and Limitations of Rights......................................21

   7.5 Subscriptions for Stock...............................................22

   7.6 Ownership of Shares...................................................22

   7.7 Transfer of Shares....................................................22

   7.8 Lost Certificates.....................................................22

   7.9 Transfer Agents and Registrars........................................23

   7.10 Facsimile Signatures.................................................23


8. ARTICLE VIII:  CORPORATION INSTRUMENTS AND ACTIONS........................23

   8.1 Contracts and Other Agreements........................................23

   8.2 Loans and Evidence of Indebtedness....................................24

   8.3 Checks, Drafts, or Orders.............................................24

   8.4 Deposits..............................................................24

   8.5 Voting of Securities Held by the Corporation..........................24

   8.6 Sale or Transfer of Securities Held by the Corporation................24


9. ARTICLE IX:  DIVIDENDS....................................................25

   9.1 Declaration...........................................................25

   9.2 Reserves..............................................................25

10. ARTICLE X:  AMENDMENTS...................................................25

   10.1 Amendment by the Board of Directors..................................25

   10.2 Action by Shareholders...............................................25

   10.3 No Amendment.........................................................25


11. ARTICLE XI:  SUNDRY PROVISIONS...........................................26

   11.1 Action by Written Consent............................................26

   11.2 Informal Meetings and Action.........................................26

   11.3 Waiver of Notice.....................................................26

   11.4 Management by Shareholders...........................................26

   11.5 Corporate Seal.......................................................27

   11.6 Reports to Stockholders..............................................27

   11.7 Inspection of Corporate Records......................................27

   11.8 Inspection of Articles of Incorporation and By-Laws..................27

   11.9 Fiscal Year..........................................................28

   11.10 Construction and Definition.........................................28

   11.11 Captions............................................................28

1. ARTICLE I: OFFICES


     1.1 Principal Office.

          The principal office of the Corporation shall be located in the City of Houston, County of Harris, State of Texas. The Board of Directors shall have the power and discretion to change from time to time the location of the principal office of the Corporation.

     1.2 Other Offices.

          The Corporation may also have and maintain such other offices at such places within or without the State of Texas as the Board of Directors may designate or as the business of the Corporation may require from time to time.

     1.3 Registered Office.

          The registered office of the Corporation required by the General Corporation Law of Delaware to be maintained in the State of Delaware shall be located in 1209 Orange Street, in the City of Wilmington, State of Delaware, and may be, but need not be, identical with the principal office of the Corporation's registered agent in the State of Delaware. Further, the registered office or the registered agent, or both, of the Corporation required by law to be maintained in the State of Delaware may be changed at any time and from time to time by appropriate resolution or resolutions of the Board of Directors, and upon the filing of the statements then required by law.


2. ARTICLE II: SHAREHOLDERS

     2.1 Place of Meetings

          All Meetings of Shareholders, both regular of special, may be held at any place, within or without the State of Texas, as shall be designed in the notice or waiver of notice of the Meeting. If no designation is so made, Meetings of Shareholders shall be held at the principal office of the Corporation.

     2.2 Notice of Meetings.

          Unless a different manner of giving notice is prescribed by statute, a written or printed notice (signed by the President or a Vice President and the Secretary or an Assistant Secretary or such other persons as the Board of Directors shall designate) specifying the place, day, and hour of the Meeting, and, in the case of a Special Meeting, the general purpose or purposes for which the Meeting is called, shall be delivered not less than ten (10) nor more than sixty (60) days before the date of the Meeting, either personally or by mail, or at the direction of the President, the Secretary, or the officer or the person or persons calling the Meeting, to each Shareholder of record entitled to vote at such meeting. Personal delivery of any such notice to any officer of a corporation or association, or to any member of a partnership shall constitute delivery to such corporation, association or partnership. In the event of the transfer of stock after delivery or mailing of any such notice and prior to the date fixed for the holding of the Meeting it shall not be necessary to deliver to or mail notice thereof to the transferees.

          If mailed, such notice shall be deemed to be delivered and the time of notice shall begin to run from the date upon which such notice is deposited in the United States mail with postage thereon prepaid, addressed to the Shareholder at his address as it appears on the stock transfer books (or other records) of the Corporation or at such other address as may have theretofore been given by Shareholder to the Corporation for the purpose of receiving notice.

     2.3 Annual Meeting.

          The Annual Meeting of Shareholders shall be held on such date and time as the Board of Directors shall set each year, however, such date shall not be more than 120 days following each fiscal year of the Corporation for the purpose of electing Directors and for the transaction of such other business as may come before the Meeting.

          Annual Meetings shall be held at the principal executive office of the Corporation or at such other place within or without the State of Texas as may be determined by the Board of Directors and designated in the notice of the Meeting.

          If the day fixed for the Annual Meeting shall be a legal holiday, such Meeting shall be held on the business day next succeeding.

          If the election of Directors shall not be held on the day designated herein for any Annual Meeting of the Shareholders, or at any adjournment thereof, the Board of Directors shall cause the election to be held as soon thereafter as reasonably convenient at a Special Meeting of the Shareholders called for the purpose of holding such election and for the transaction of such other business as may properly come before the Meeting.

          In the event the Board of Directors fails to call a Special Meeting within twelve (12) months after the date prescribed for the Annual Meeting, any Shareholder may call such a Meeting and, at such a Meeting, the Shareholders may elect Directors and transact all other business properly brought before the Meeting.

     2.4 Special Meetings.

          Special Meetings of the Shareholders, for any purpose or purposes, unless otherwise prescribed by law or by the Articles of Incorporation, may be called by the Chairman of the Board, the Board of Directors or the President and shall be called at the request in writing of the holders of not less than a majority of all of the shares entitled to vote at the Meeting specifying the purpose or purposes for which such Meeting is to be called. The Secretary of the Corporation, upon receipt of a written request of any person or persons entitled to call a Special Meeting, shall inform the Board of Directors as to such call, and the Board shall fix a time and place of the Meeting. If the Board fails to fix a time and place, the Meeting shall be held at the principal executive office of the

     Corporation at a time fixed by the Secretary. Business transacted at all Special Meetings shall be confined to the purpose or purposes stated in the call.

     2.5 Closing Transfer Books or Fixing Record Date.

          For the purposes of determining

          (i) Shareholders entitled to notice of or to vote at any Meeting of Shareholders or any adjournment thereof or to express consent in writing to corporate action without a meeting, or

          (ii) Shareholders entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock, or

          (iii) in order to make a determination of Shareholders for any other proper purpose,

     the Board of Directors of the Corporation may fix, in advance, a record date, which shall not be more than sixty (60) or less than ten (10) days before the date of such Meeting, nor more than sixty (60) days prior to any other action and may provide that the share transfer books shall be closed for a stated period but not to exceed, in any case, sixty (60) days.

          If the share transfer books shall be closed for the purpose of determining Shareholders entitled to notice of or to vote at a Meeting of Shareholders, such books shall be closed for at least ten (10) days immediately preceding such Meeting during which period no transfer of stock shall be made on the books of the Corporation.

          In lieu of closing the share transfer books, the Board of Directors (in the absence of any applicable By-Law or By-Laws of the Corporation) may fix in advance at a date as the record date for any such determination of Shareholders, such date in any case to be not more than sixty (60) days and, in the case of a Meeting of Shareholders, not less than ten (10) days prior to the date on which the particular action, requiring such determination of Shareholders, is to be taken. Only shareholders of record on the record date shall be entitled to notice of, or to vote at such Meeting or to be deemed Shareholders for any other purpose of the Corporation for which such record date was established.

          If the share transfer books are not closed and no record date is fixed

          (i) The record date for determining Shareholders entitled to notice of or to vote at a Meeting of Shareholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the Meeting is held;

          (ii) The record date for determining Shareholders entitled to express consent to corporate action in writing without a Meeting, when no prior action by the

               Board of Directors is necessary, shall be the day on which the first written consent is expressed; and,

         (iii) The record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution or resolutions relating thereto.

          When determination of Shareholders entitled to notice of or to vote at any Meeting of Shareholders has been made as provided in this Section, such determination shall apply to any adjournment thereof except where

          (i) the determination has been made through the closing of the share transfer books and the stated period of closing has expired and,

          (ii) the Board of Directors has fixed a new record date for the adjourned Meeting.

     2.6 Voting Lists.

          The officer or agent having charge of the share ledger or transfer books for shares of the Corporation shall prepare and make, at least ten
     (10) days before each Meeting of Shareholders, a complete list of Shareholders entitled to vote at such Meeting, or any adjournment thereof, arranged in alphabetical order, with the address of and the number of shares held by each such Shareholder, which list for a period of ten (10) days prior to such Meeting shall be kept on file at the registered office of the Corporation and shall be subject to inspection by any such Shareholder for any purpose germane to the Meeting at any time during usual business hours. Such list shall also be produced and kept open at the time and place of the Meeting and shall be subject to the inspection of any Shareholder at any time during the whole time of the Meeting. The original share transfer book shall be prima facie evidence as to the identity of Shareholders entitled to examine such list or transfer books or to vote at any Meeting of Shareholders.

     2.7 Voting Power of Shares.

          Except as otherwise provided by law, the Articles of Incorporation or these By-Laws, each outstanding share, regardless of class, shall be entitled to one vote on each matter submitted to a vote of Shareholders. No shareholder may cumulative his votes.

     2.8 The Voting of Shares in General.

          Each Shareholder, subject to the contrary or limiting provision of law, the Articles of Incorporation or these By-Laws, shall have, possess and be entitled to exercise one (1) vote for each share having voting rights registered in his, her or its name on the books of the Corporation at the time of the closing of the share transfer books (or at the record date) for such Meeting.

          Voting upon any matter properly brought before a Meeting may be, but need not be, by ballot.

     2.9 The Voting of Shares by Certain Holders.

          Shares of capital stock of this Corporation standing in the name of or held by

          (i) another corporation, domestic or foreign, may be voted by such officer, agent or proxy as the by-laws of such corporation may prescribe, or, in the absence of such provision, as the Board of Directors of such corporation may determine,

          (ii) a deceased person, a minor, ward, or an incompetent person, may be voted by his administrator, executor, court-appointed guardian or conservator, either in person or by proxy without a transfer of such shares into the name of such administrator, executor, court-appointed guardian or conservator,

         (iii) a Trustee may be voted by him, either in person or by proxy, but no Trustee shall be entitled to vote shares held by him without transfer of such shares into the name of such Trustee,

          (iv) a Receiver may be voted by such Receiver, and shares held by or under the control of a Receiver may be voted by such receiver without the transfer into his name if authority to do so be contained in an appropriate order of the court by which such Receiver was appointed,

          (v) a pledgee of shares shall be entitled to vote such shares only from and after the date upon which any such pledged shares have been transferred in the books of the Corporation into the name of the pledgee,

          (vi) Shares of the Corporation's own stock


               a) belonging to the Corporation (whether or not held by it in the Treasury of the Corporation),

               b) held or controlled by the Corporation in a fiduciary capacity,

               c) owned, held or controlled by another corporation, the majority of the voting stock of which is owned or controlled by this Corporation, shall be voted, subject to the provisions of Section 8.05 of
                    Article VIII herein below, by the President of the Corporation or his designee at any Meeting and shall be counted or considered in determining the total number of shares outstanding at the time any such determination is being made.

     2.10 The Voting of Shares by Proxy.

          At all Meetings of Shareholders, a Shareholder entitled to vote thereof may vote by proxy executed in writing by the Shareholder or by his duly authorized attorney-in-fact. Such proxy shall be filed with the Secretary of the Corporation before or at the time of the Meeting. No proxy shall be valid for more than eleven (11) months following the date of its execution, unless otherwise provided in the proxy or unless coupled with an interest. Each proxy shall be revocable unless expressly provided therein to be irrevocable or unless otherwise made irrevocable by law. Revocable proxies may be so revoked by attendance in person of the principal at a Meeting, by an instrument in writing revoking any such proxy signed by the Shareholder or a duly authorized attorney-in-fact or by a duly executed proxy bearing a later date duly filed with the Secretary of the Corporation.

          In the event that any such instrument of proxy shall designate two or more persons to act as proxies, a majority of such persons present at the Meeting, or, if only one such designated proxy is present at the Meeting, that one person (unless the instrument of proxy shall otherwise provide) shall have all of the powers conferred by such instrument upon all persons so designated therein.

     2.11 Establishment of a Quorum.

          Unless otherwise provided by law or the Articles of Incorporation, a majority of the outstanding shares of the Corporation entitled to vote, represented in person or by proxy, shall constitute a quorum at Meeting of Shareholders. If less than a majority of the outstanding shares is represented at a Meeting, a majority of the shares so represented may adjourn the meeting from time to time without further notice. At any such adjourned Meeting at which a quorum shall be present or represented, any business may be transacted at the Meeting as originally noticed.

          The Shareholders at a duly organized Meeting may continue to transact business until adjournment, notwithstanding the withdrawal from such Meeting of the holders of a sufficient number of shares so as to leave Shareholders remaining in attendance at such Meeting less than a quorum.

     2.12 Effect of a Quorum.

          When a quorum is present or represented at any Meeting , then the vote of holders of a majority of the shares entitled to vote, present in person or represented by proxy, shall decide any matter submitted to such Meeting, unless the matter is one upon which by law or by express provision of the Articles of Incorporation or of these By-Laws, the vote of a greater number (or a vote by classes) is required, in which case the vote of such greater number (or the vote by classes) shall govern and control the decision of such matter.

     2.13 Appointment of Inspectors.

          The Board of Directors, in advance of any meeting of Shareholders, may (but shall not be required to do so), appoint three Inspectors of Election. If no such appointment is made in advance, or if any appointed person refuses or fails to serve, the Chairman of the Meeting may appoint such Inspectors or appoint a replacement for any Inspector refusing or failing to serve.

     2.14 Duties and Powers of Inspectors.

          Inspectors of Election shall determine the

          (i)    number of shares outstanding;

          (ii)   voting power of each share;

          (iii)  shares represented at the Meeting;

          (iv)   existence of a quorum;

          (v)    authenticity, validity and effects of proxies;

          (vi)   receive votes, ballots, assents and consents;

          (vii) hear and determine all challenges and questions in any way arising in connection with a vote;

          (viii) count and tabulate all votes, assents and consents;

          (ix)   determine and announce results; and

          (x) do all other acts as may be requisite or desirable in the proper conduct of elections with fairness to all Shareholders.

     2.15 Conduct of Business.

          The conduct and order of business at all Annual and Special Meetings of Shareholders shall, to the extent practicable, be as follows:

          (i)    Call to order.

          (ii) Presentation of proof of the due calling and the giving of notice of the Meeting.

          (iii)  Presentation and examination of proxies.

          (iv)   Ascertainment and announcement of presence of quorum.

          (v)    Approval or waiver of approval of minutes.

          (vi)   Report of officers.

          (vii)  Nomination of Directors.

          (viii) Receiving motions and resolutions.

          (ix)   Discussion of election of Directors, motions and resolutions.

          (x)    Vote on Directors, motions and resolutions.

          (xi)   Any unfinished business.

          (xii)  Any new business.

          (xiii) Receipt of report of Inspectors on results of election and vote on motions and resolutions.

          (xiv)  Adjournment.

     In all matters pertaining to conduct of the Shareholders' Meetings, including each orderly adjournment thereof, the procedures set forth in Robert's Rules of Order shall be followed. Legal counsel to the Corporation, or such other person as is specified in notice of the Meeting, shall act as parliamentarian.

     2.16 Action Without a Meeting.

          Any action of the Corporation, except the election of Directors, upon which a vote of Shareholders is required or permitted may be taken without a Meeting or without a vote of Shareholders upon, subject to and with the written consent of Shareholders having not less than a majority of the shares entitled to vote at a Meeting; provided, that in no case shall the written consent by holders having less than the minimum percent of the vote required by statute for the proposed action be sufficient for any such purpose; and, further provided, that prompt notice be given to all Shareholders of the result of the vote authorizing the taking of corporate action without a Meeting.

3. ARTICLE III: THE BOARD OF DIRECTORS

     3.1 General Powers.

          The policies, business and affairs of the Corporation shall be managed, controlled and directed by its Board of Directors. In addition to the powers and authorities expressly conferred upon it by these By-Laws, the Board of Directors may exercise all such powers of the Corporation and do all such lawful acts and things as are not by law or by the Articles of Incorporation or by these By-Laws directed or required to be exercised or done by the Shareholders.

     3.2 Number.

          The number of Directors of the Corporation shall be not less than three (3) or more than nine (9). The number of Directors may be increased or decreased by resolution adopted by a majority of the Board of Directors or the Shareholders; provided, however, that no decrease in the number of Directors hall have the effect of shortening the term of any incumbent Director.

     3.3 Tenure.

          Directors of the Corporation shall be elected at the Annual Meeting of the Shareholders, or at a Meeting held in lieu thereof as provided in
     Article II, Section 2.03 above. Each director shall hold office until the next Annual Meeting of Shareholders and until his successor shall have been elected and qualified.

     3.4 Qualifications.

          Directors need not be residents of the State of Delaware or Shareholders of the Corporation.

     3.5 Removal.

          A Director may be removed at any time, with or without cause, by a vote of the holders of a majority of the shares then entitled to vote at an election of Directors or by the unanimous consent and action of the Shareholders.

          New directors may be elected by the Shareholders for the unexpired terms of Directors removed from office at the same meetings at which such removals are voted. If the Shareholders fail to elect persons to fill the unexpired terms of removed Directors, such terms shall be considered vacancies to be filed by the remaining Directors as provided in Section
     3.07 of this Article III.

     3.6 Resignation.

          Any Director may resign at any time by giving written notice to the President or Secretary of the Corporation. Such resignation shall take effect at the time specified therein and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective. In any event, if the Board has not acted upon any tendered resignation within ten (10) days from the date presented, any such tendered resignation shall be deemed acceptable.

     3.7 Vacancies.

          Any vacancy occurring in the Board of Directors may be filled by the appointment of a successor by a majority of the remaining Directors although less than a quorum of the full Board. A Director appointed to fill a vacancy shall be appointed for the unexpired term of his predecessor in office. Any directorship to be filled by reason of any increase in the number of Directors shall be filled by election at an Annual Meeting or at a Special Meeting of Shareholders called for that purpose.

     3.8 Quorum.

          A majority of the number of Directors then constituting the whole Board as established pursuant to the authority granted in Section 3.2 of this Article III, shall constitute a quorum for the transaction of business at any meeting of the Board of Directors. If less than such majority is present at a Meeting, a majority of the Directors present may adjourn the Meeting from time to time without further notice; provided, however, that if the Meeting is adjourned for more than twenty-four (24) hours, notice of any adjournment to another time or place shall be given prior to the time fixed for the reconvening of the adjourned Meeting to the Directors who were not present at the time of adjournment.

     3.9 Action.

          The action, enactment or act of the majority of the Directors present at a Meeting at which a quorum is present shall be the act of the Board of Directors, unless the act of a greater number is required by law, the Articles of Incorporation, or these By-Laws.

     3.10 Annual Meeting of the Board.

          The regular Annual Meeting of the Board of Directors shall be held without notice other than this By-Law immediately following, and at the same location as, the Annual Meeting of Shareholders.

     3.11 Regular Meetings of the Board.

          The Board of Directors may establish and provide, by resolution, the time and place (either within or without the State of Delaware) for the holding of regular Meetings of the Board in addition to the Annual Meeting of the Board without notice other than the particulars set out in any such resolution or resolutions.

     3.12 Special Meetings of the Board.

          Special Meetings of the Board of Directors may be called by or at the request of the Chairman of the Board, if any, the President, or upon the written request (addressed to the President and to the Secretary) of two or more of the Directors. The person or persons so authorized to call a Special Meeting of the Board of Directors may fix any place, either within or without the State of Delaware, as the place for holding any such Special Meeting of the Board of Directors called by him or them, as the case may be.

     3.13 Telephone Meetings of the Board.

          Pursuant to the relevant provisions of law and whenever the best interests of the Corporation may be deemed to be served thereby, the Directors may confer and meet by telephone either by way of a conference call or seriatim provided each Director shall participate (or shall waive such participation) in any such telephone meeting.

     3.14 Notice of Special Meeting of the Board.

          Any Special Meeting of the Board of Directors shall be held only upon not less than three (3) days prior written notice (or twenty-four (24) hours' notice delivered personally or by telephone or telegraph) of such Meeting specifying the date, location and hour of the Meeting delivered to each Director. Any such written notice may be so delivered either

          (i)  by hand;

          (ii) by deposit in the United States mail, postage prepaid, addressed to the addressee at his or her most recent business address as furnished to the Corporation; or

          (iii) by telegram similarly addressed.

          Notices given by mail shall be deemed delivered when deposited in the United States mail and notices given by telegram shall be deemed delivered when the text of the telegram is delivered to the telegraph company.

     3.15 Statement of Purpose Not Required.

          Neither the business to be transacted at, nor the purpose of any Regular or Special Meeting of the Board of Directors need be specified in the notice (or waiver of notice) of such Meeting.

     3.16 Effect of Attendance.

          The attendance of a Director at a Meeting shall constitute a waiver of notice of such Meeting, except where a Director attends a Meeting for the express purpose of objecting to the transaction of any business because the Meeting is not lawfully called or convened.

     3.17 Presumption of Assent.

          Subject to the provisions of Section 3.16 of this Article III, a Director of the Corporation who is present at a Meeting of the Board of Directors at which action on any corporate matter is taken shall be presumed to have assented to the action or actions taken unless dissent to any such action or actions be evidenced as provided in said Section 3.18 herein immediately below.

     3.18 Evidence of Dissent.

          Attendance of a Director at a Meeting of the Board will not be presumed to evidence such Director's assent to any act or actions taken at such Meeting provided such Director's (or Directors') dissent to any one or more act or action of the Board is clearly evidenced by

          (i) appropriate entry or notation of dissent in the minutes of the Meeting; or

          (ii) a written dissent to such act or actions shall be filed with the person acting as the secretary of the Meeting before the adjournment thereof; or

          (iii) a written dissent to such act or actions is sent by such Director or Directors by registered or certified mail to the Secretary of the Corporation within the first two business days immediately following adjournment of the Meeting.

     Such right of dissent shall not be available to or apply to a Director who voted in favor of such act or actions of the Board of Directors.

     3.19 Consent in Lieu of Meeting.

          Unless otherwise restricted by the Articles of Incorporation or by these By-Laws, any action required or permitted to be taken at any Meeting of the Board of Directors or any Committee thereof may be taken without a Meeting if a majority of the members of the Board of Directors or Committee thereof, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of the proceedings of the Board of Directors or of such Committee. Such actions become effective upon the receipt of a number of signatures equal to a majority of the Directors or of the members of such Committee, as the case may be, unless a greater or lesser number is otherwise provided for, or required by, law or in the resolution or resolutions evidencing or authorizing the action or actions taken.

     3.20 Compensation of Directors.

          Directors, by and pursuant to appropriate resolution or resolutions of the Board of Directors, may be paid.

          (i) their respective out-of-pocket expenditures reasonably incurred in connection with attendance at any Meeting;

          (ii) a fixed sum of money for attendance at any Meeting;

          (iii) a stated salary as a Director.

     Members of Special or Standing Committees of the Board of Directors may be allowed and paid like compensation for attendance at Committee Meetings.

     No such compensation or payment shall preclude any Director from serving the Corporation in any such other capacity and receiving compensation therefor.

     3.21 Indemnification Provisions.

          The Corporation shall indemnify all persons who have served or may serve at any time as Officers or Directors of the Corporation, and their respective heirs, executors, administrators, successors, and assigns, from and against any and all loss and expense, including amounts paid in settlement before or after suit is commenced, and reasonable attorneys' fees, actually and necessarily incurred as a result of any claim, demand, action, proceeding, or judgment that may be asserted against any such persons, or in which any such persons are made parties by reason of their being or having been Officers or Directors of the Corporation. The right to indemnification herein generally described shall be subject to the approval of a majority of disinterested Directors and is further subject to the provisions of the Articles of Incorporation, particularly Articles XI and XII thereof.


4. ARTICLE IV: COMMITTEES OF THE BOARD

     4.1 Committees of Directors.

          The Board of Directors, by resolution adopted by a majority of the Directors then in office and constituting the whole Board, may designate and appoint one or more Committees, each of which shall consist of two or more Directors, which Committees, to the extent provided in such resolution, shall exercise the power and authority of the Board of Directors in the management of the Corporation. The Board of Directors shall have the power at any time to fill vacancies in, to change the size or membership of, and to discharge any such Committee.

     4.2 Limitation of Authority.

          No committee of the Board of Directors shall have the power or authority of the full Board of Directors in reference to, or in respect of,

          (i)    amending the Articles of Incorporation;

          (ii)   amending, altering or repealing the By-Laws;

          (iii) declaration of a dividend or the issuance of any shares of capital stock of the Corporation;

          (iv) electing, appointing, or removing any member of any such Committee or any Director or officer of the Corporation;

          (v) adopting a plan of merger or adopting a plan of consolidation with another corporation;

          (vi) authorizing the sale, lease or exchange of all or substantially all of the property or assets of the Corporation;

          (vii) authorizing the voluntary dissolution of the Corporation or revoking proceedings therefor;

          (viii) adopting a plan for the distribution of the assets of the Corporation; or

          (ix) amending, altering, or repealing any resolution of the Board of Directors which by its terms provides that it shall not be amended, altered, or repealed by any such Committee.

     4.3 Other Committees.

          Other committees not having and exercising the authority of the Board of Directors in the management of the Corporation may be designated by a resolution adopted by a majority of the Directors present at a Meeting at which a quorum is present. Except as otherwise provided in such resolution, the President of the Corporation shall appoint the members thereof. Any member or members thereof may be removed by the person or persons authorized to appoint such member or members whenever in the judgment of the person or persons making the original appointment, the best interests of the Corporation would be served by such removal.

     4.4 Term of Office.

          Each member of a Committee shall continue as such until the next Annual Meeting of the Board of Directors of the Corporation and until his successor is appointed, unless the Committee shall be sooner terminated, or unless such member be removed from such Committee, or unless such member shall cease to qualify as a member thereof.

     4.5 Chairman.

          One of each Committee shall be appointed chairman by the person or persons authorized to appoint the members thereof.

     4.6 Vacancies.

          Vacancies in the membership of any Committee may be filled by appointments made in the same manner as provided in the case of the original appointments.

     4.7 Quorum.

          Unless otherwise provided in the resolution of the Board of Directors designating a Committee, a majority of the whole Committee shall constitute a quorum and the act of a majority of the members present at a meeting of which a quorum is present shall be the act of the Committee.

     4.8 Rules.

          Each committee may adopt rules for its own government not inconsistent with these By-Laws or with rules adopted by the Board of Directors.

     4.9 Minutes.

          Each such Committee shall keep a written record of its proceedings and shall submit such record to the whole Board at each Regular Meeting of the Board, and at such other times as may be requested by the Board. However, failure to submit such record, or failure of the Board to approve any action indicated therein shall not invalidate such action to the extent it has been carried out by the Corporation prior to the time the record thereof was or should have been submitted to the Board as provided herein.

     4.10 Continuing Responsibilities.

          The designation, appointment and functioning of any such Committee or Committees and the delegation thereto of authority and power shall not operate to relieve the Board of Directors, or any individual Director, of any responsibility imposed on it or him by law.

5. ARTICLE V: OFFICER TITLES AND TENURES

     5.1 Titles and Number of Officers.

          The principal Officers of the Corporation shall be a President, a Vice President, a Secretary and a Treasurer, each of whom shall be elected by the Board of Directors.

          Such other Officers, Assistant Officers and agents as may be deemed necessary or desirable may be elected or appointed at any time by the Board of Directors (or by the President subject to ratification of any such act or acts by the Board of Directors at the next occurring Meeting thereof). Any two or more offices may be held by the same person; provided, however, that no person holding two or more offices shall act in, or execute any instrument, in the capacity of more than one office.

     5.2 Election.

          The Officers of the Corporation to serve during the ensuing year shall be elected at the Annual Meeting of the Board of Directors provided for in
     Section 3.10 of Article III herein above.

     5.3 Tenure.

          Each Officer and Assistant Officer shall be elected to serve until the next Annual Meeting of the Board of Directors or until his successor shall have been duly elected and shall have been qualified.

     5.4 Resignation.

          Any Officer or Assistant Officer may resign at any time by giving written notice thereof to the Board of Directors or to the President or to the Secretary of the Corporation. Any such resignation shall take effect at the time specified therein and unless otherwise specified therein the acceptance of such resignation shall not be necessary to make it effective.

     5.5 Removal.

          Any Officer, Assistant Officer or agent elected or appointed by the Board of Directors may be removed by a majority vote of the Board of Directors whenever in its judgment the best interests of the Corporation would be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. Any officer or agent appointed in accordance with the provisions of Section 5.01 of this Article V may also be removed, either for or without cause, by any officer upon whom such power for removal shall have been conferred by the Board of Directors.

     5.6 Vacancies.

          A vacancy in any office because of death, resignation, removal, disqualification or otherwise, may be filled by the Board of Directors (or the President subject to ratification by the Board) for the unexpired portion of the related term at any time.


6. ARTICLE VI: THE POWERS AND DUTIES OF OFFICERS

     6.1 In General.

          Each Officer and Assistant Officer of the Corporation shall have such powers and duties as are commonly incident to his or her respective office subject, of course, to the provisions of these By-Laws and the respective powers and duties specifically set forth herein and such powers and duties as the Board of Directors may, from time to time, delineate, designate or assign.

     6.2 The President.

          The President shall be the Chief Executive Officer of the Corporation. As such, he shall control and supervise the conduct of all of the business and affairs of the Corporation and, in general, shall perform all such duties and possess all such powers and authorities as are normally incident to the office of the President.

          The President shall see to it that all policies, orders and resolutions of the Board of Directors are implemented, executed and carried out; subject, however, to the power and right of the Board of Directors to delegate and assign specific powers to any other Officer or Officers of the Corporation (except such as may be by statute conferred exclusively on the President).

          The President shall preside at all Meetings of the Board of Directors and of the Shareholders at which he is present. He shall be an ex-officio member of all Standing or Special Committees.

          The President shall execute, together with the Secretary (or any other proper Officer of the Corporation thereunto duly authorized by the Board of Directors) any deeds, mortgages, bonds, leases, contracts, certificates for shares of the Corporation, or other instruments signing and execution shall be expressly delegated by the Board of Directors or by these By-Laws to some other Officer or agent of the Corporation, or shall be required by law to be otherwise signed or executed. In those instances, if any, wherein the other party or parties to any such instrument request or require the affixing of the seal of the Corporation, he, when authorized by the Board of Directors, may affix the seal of the Corporation to any instrument requiring the same, and the seal when so affixed shall be attested by the signature of either the Secretary or an Assistant Secretary.

     6.3 The Executive Vice President.

          The Executive Vice President, if any, shall perform such duties as may be assigned from time to time by the President, the Board of Directors or the Executive Committee, if any, of the Board of Directors. The Executive Vice President may sign deposits, checks, contracts, and agreements, settlements, leases, notes, mortgages, or claims of behalf of the Corporation, and such other documents as the President, the Board of Directors or the Executive Committee may direct.

     6.4 The Vice President.

          A Vice President shall perform such duties and exercise such authority as from time to time may be assigned to him by the President or by the Board of Directors.

          In the absence of the President or in the event of the death, inability or refusal to act of the President, the Vice President (or in the event there be more than one Vice President, the Vice Presidents in the order designated at the time of their election, or in the absence of any designation, then in the order of their election) shall perform the duties of the President, and when so acting, shall have all the powers of, and be subject to all the restrictions upon, the President.

     6.5 The Secretary.

          The Secretary shall attend all Meetings of the Board of Directors and all Meetings of the Shareholders and shall record all votes and the minutes of all proceedings and shall perform like duties for the Standing Committees when required. He shall give or cause to be given notice of all Meetings of the Shareholders and all Meetings of the Board of Directors and shall perform such other duties as may be prescribed by the President or by the Board.

     Specifically, the Secretary shall:

     (i)      ___________________________________________________________
              books provided for the purpose;

     (ii)     ___________________________________________________________
              of these By-Laws and as required by law;

     (iii)    receive (and when appropriate give receipts for) moneys and other
              ___________________________________________________________

     (iv) have general charge of the stock transfer books of the Corporation ___________________________________________________________;

     (v)      ___________________________________________________________
              the manner in which and the time when such stock was paid for, the names alphabetically arranged and ______________________________
              ___________________________________________________________

     (vi)     ___________________________________________________________
              ___________________________________________________________
              ________________________________________such request is
              not properly authorized;

     (vii)    ___________________________________________________________
              _______________________; the financial condition of the Corporation and exhibit his books, records and accounts to the _______________;

     (viii)   ___________________________________________________________
              ________________ for the faithful performance of the duties of his office and for the restoration to the Corporation, in case of his death,
              _______________________________________________________ and such other duties as from time to time may be assigned to him by the President or the Board of Directors;

     (ix) _______________________ incident to the office of Treasurer and such other duties as from time to time may be of the Secretary ___________ _________________

          In the absence of the ____________________________________ all
     Meetings of the Board and Shareholders shall be recorded by such person as shall be designated by the President or ________________________________

     6.6 The Treasurer.

          ________________________ Secretary or Secretaries, when authorized by the Board of Directors, may sign with the President or a Vice President certificates for shares of the Corporation the issuance __________________ _____________________________________________ the Corporation. Accordingly,
     he shall________________________________________

          The Assistant Treasurer of Treasurers shall, if required by the Board of Directors, give bonds or the __________________________________________
     _______________________________________________________ sureties as the
     Board ____________ Corporation.

          The Assistant Secretaries and Assistant Treasurers, in general, shall perform such duties as shall be assigned to them by the Secretary or the Treasurer, respectively, or by the President or the Board of Directors.

     6.7 Absence or Disability of Officers.

          In the case of the absence or disability of any Officer of the Corporation and of any person hereby authorized to act in his place during his absence or disability, the Board of Directors may by resolution delegate the powers and duties of such Officer to any other Officer, or to any Director, or to any other person whom it may select.

     6.8 Salaries and Other Compensation.

          The Salaries of the Officers and Assistant Officers of the Corporation shall be fixed from time to time by the Board of Directors and no Officer shall be prevented from receiving such salary or other compensation by reason of the fact that he is also a Director of the Corporation.

          The Corporation may enter into employment contracts, compensation arrangements, insurance programs, stock option programs, incentive programs, retirement programs and other agreements with such Officers, consultants and employees of the Company as the Board of Directors, in its sole discretion, shall determine to be in the best interest of the Corporation.


7. ARTICLE VII: CERTIFICATES FOR SHARES

     7.1 Form.

          The certificates evidencing ownership of shares of any class of capital stock in the Corporation shall be in such form, set forth such provisions and bear such restrictive or informative legends as shall be determined, in each case, by the Board of Directors or as required by applicable law, rule or regulation.

     7.2 Issuance of Shares.

          Certificates evidencing ownership of authorized but unissued shares in the Corporation may be issued time to time only pursuant to a resolution of resolutions of the Board of Directors authorizing and directing such issuance. Each such resolution or resolutions shall specify the

          (i)  number,

          (ii) class,

          (iii) name or names in which any such shares are to be issued and,

          (iv) the respective fair value of the consideration actually received (or to be received) by the Corporation against the issuance of any such shares.

               As provided by the laws of the State of Delaware, such consideration may consist of money paid or to be paid, labor done or to be done, or personal or real property or interests in either or both, all upon such terms and subject to such conditions as the Board of Directors in its discretion shall or may determine.

     7.3 Procedures Upon Issuance.

          All certificates for shares, upon issuance thereof, shall be consecutively numbered (or otherwise clearly and unambiguously identified) and immediately entered and recorded in the stock transfer books of the Corporation.

          Each such newly issued Certificate shall

          (i) be signed by the President or Vice President and by the Secretary or an Assistant Secretary;

          (ii) exhibit the holder's name and the number of shares, the ownership of which is evidenced by such certificate;

          (iii) set out the date of issuance; and

          (iv) be sealed with the seal of the Corporation or a facsimile thereof.

          The Corporation may, from time to time, appoint a transfer agent or transfer agents and a registrar or registrars who shall perform their respective duties related to the issuance and transfer of certificates under the supervision of the Secretary of the Corporation.

     7.4 Rights and Limitations of Rights.

          Each certificate evidencing ownership of shares of capital stock of the Corporation shall also indicate to the extent required by law (or the rules of any exchange upon which such shares may be listed) the following

          (i) The designation of any class or series of which such shares are a part;

          (ii) That the shares are without par value if that is a fact;

          (iii) Any rights of redemption and the redemption price;

          (iv) Any rights of conversion, and the essential terms and period for conversion;

          (v) Any restrictions on transfer or on the voting power of such shares;

          (vi) That the shares are assessable, if that is the fact;

          (vii) That assessments to which the shares are subject are collectible by personal action, if that is the fact;

          (viii) The relative rights, preferences, privileges, and restrictions, when the shares of the Corporation are classified or any class has two or more series, granted to or imposed on the respective classes or series of shares and the holders thereof, as established by the Articles of Incorporation or by any certificates of determination of preferences, set forth in the resolution or resolutions of the Board of Directors establishing any such class or series as well as the number of shares constituting each such class or series and the designation thereof; or a summary of such preferences, privileges, and restrictions with reference to the provisions of the Articles of Incorporation or certificates of determination of preferences establishing the same; or specifying the office or agency of the Corporation from which Shareholders may obtain without charge a copy of a statement of such designations, privileges, preferences and relative, participating, optional or other special rights of the various classes of stock (or series thereof) and the qualifications, limitations or restrictions of such rights, or other rights and restrictions as set forth in such summary;


          (ix) Any right of the Board of Directors to fix the dividend rights, dividend rate, conversion rights, voting rights, rights in terms of redemption, including sinking fund provisions, the redemption price or prices, or the liquidation preferences of any wholly unissued class or of any wholly unissued series of any class of shares, or the number of shares constituting any unissued series of any class of shares, or designation of such series, or all or any of them; and,

          (x) For any certificates issued for shares prior to the full payment therefor, the amount remaining unpaid, the terms of payments to become due, and any restrictions on the transfer of such partly paid shares on the books of the Corporation.

     7.5 Subscriptions for Stock.

          Unless otherwise provided for in the related subscription agreement, subscriptions for shares shall be paid in full at such time, or in such installments and at such times as shall be determined by the Board of Directors. Any call made by the Board of Directors for payment on subscription shall be uniform as to all shares of the same class or as to all shares of the same series. In case of default in the payment of any installment or no such payment of any installment or call when such payment is due, the Corporation may proceed to collect the amount due in the same manner as any debt due the Corporation.

     7.6 Ownership of Shares.

          The Corporation shall be entitled to, and may, deem and treat the person in whose name any share or shares are held of record as the holding in fact thereof for all purposes and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not the Corporation shall have express or other notice of any such claim, except as otherwise provided by law.

     7.7 Transfer of Shares.

          Upon surrender to the Corporation (or to the transfer agent of the Corporation) of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it shall be the duty of the Corporation to issue a new certificate or certificates to the person entitled thereto, cancel the old certificate, and record the transaction upon its books.

          All certificates surrendered to the Corporation (or its transfer agent) for transfer shall be canceled and no new certificate or certificates shall be issued until the former certificate or certificates for a like number of shares shall have been surrendered and canceled (except as herein below provided in Section 7.8 of this Article VII with respect to lost, stolen, mutilated or destroyed certificates).

     7.8 Lost Certificates.

          The Board of Directors, in its discretion, may direct a new certificate or certificates to be issued in place of any certificate or certificates therefore issued by the Corporation alleged to have been lost, stolen, mutilated or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate to be, as the case may be, lost, stolen, mutilated or destroyed.

          When authorizing such issue of a new certificate or certificates, the Board of Directors, in its discretion, and as a condition precedent to the issuance thereof, may require the owner of such lost, stolen, mutilated or destroyed certificates or his legal representative to advertise the same in such manner as it shall require or to give the Corporation a bond with surety and in form satisfactory to the Corporation (which bond shall also name the Corporation's transfer agents and registrars, if any, as obligees) in such sum as it may direct as indemnity against any claim that may be made against the Corporation or other obligees with respect to the certificate alleged to have been lost, stolen, mutilated or destroyed, or to both advertise and also give such bond.

     7.9 Transfer Agents and Registrars.

          The Board of Directors may from time to time appoint one or more transfer agents and one or more registrars with respect to the certificates representing shares of stock of the Corporation, and may require all such certificates to bear the signature of either or both of such agents. The Board of Directors may from time to time define the respective duties of such transfer agents and registrars. No certificate evidencing the ownership of capital stock of the Corporation shall be valid until countersigned by a transfer agent, if at the date appearing thereon the Corporation had a transfer agent for such stock, and until registered by a registrar, if at such date the Corporation had a registrar for such stock.

     7.10 Facsimile Signatures.

          If the Corporation shall have at any time a transfer agent or agents or a registrar or registrars (or both) for the issuance and transfer of the certificates for shares of its stock, then the signature of the Officers or Assistant Officers of the Corporation required upon such certificates may be facsimile signatures.

          In case any Officer or Officers who shall have signed or whose facsimile signature or signatures shall have been used on any such certificate or certificates shall cease to be such Officer or Officers of the Corporation, whether because of death, resignation or otherwise, before said certificate or certificates shall have been issued, such certificate may nevertheless be issued by the Corporation with the same effect as though the person or persons who signed such certificates or whose facsimile signature or signatures shall have been used thereon had been such Officer or Officers at the date of issuance of any such certificate or certificates.

8. ARTICLE VIII: CORPORATION INSTRUMENTS AND ACTIONS

     8.1 Contracts and Other Agreements.

          The Board of Directors may authorize any Officer or Officers, agent or agents, to enter into any contract or execute and deliver any instrument in the name of and on behalf of the Corporation, and such authority may be general or confined to specific instances. The President and Executive Vice President (if any) shall have general authority to execute contracts, loans, mortgages, liens, leases, checks and deposits in the ordinary course of business unless otherwise provided by a resolution of the Board of Directors or the Executive Committee (if any) or these By-Laws.

     8.2 Loans and Evidence of Indebtedness.

          No loans shall be contracted on behalf of the Corporation and no evidences of indebtedness shall be issued in its name and no property of the Corporation shall be mortgaged, pledged, hypothecated or transferred as security for the payment of any loan, advance, indebtedness or liability of the Corporation unless authorized by a resolution of the Board of Directors. Such authority may be general or confined to specific instances.

     8.3 Checks, Drafts, or Orders.

          All checks, drafts, acceptances, notes or other orders for the payment of money by or to the Corporation and all notes and other evidence of indebtedness issued in the name of the Corporation shall be signed by such Officer or Officers or agent or agents of the Corporation, and in such manner, as shall be determined by resolution of the Board of Directors. Such authority may be general or may be confined to specific instances.

     8.4 Deposits.

          All funds of the Corporation not otherwise employed shall be deposited from time to time to the credit of the Corporation in such banks, trusts companies, or other depositories as the Board of Directors may select or as from time to time be selected by any Officer or agent authorized to do so by the Board of Directors.

     8.5 Voting of Securities Held by the Corporation.

          Unless otherwise ordered by the Board of Directors, the President of the Corporation shall have the authority to vote, represent, and exercise on behalf of the Corporation all rights incidental to any and all shares of any other corporation standing in the name of the Corporation. Such authority may be exercised by the designated Officers in person or by proxy.

     8.6 Sale or Transfer of Securities Held by the Corporation.

          Sales, transfers, endorsements, and assignment of shares of stocks, bonds, and other securities owned by or standing in the name of the Corporation and the execution and delivery on behalf of the Corporation of any and all instruments in writing incident to any such sale, transfer, endorsement, or assignment, shall be effected by the President and Secretary, or by any Officer or agent thereunto authorized by the Board of Directors.

9. ARTICLE IX: DIVIDENDS

     9.1 Declaration.

          The Board of Directors may, from time to time at any Annual, Regular or Special Meeting of the Board, declare, and the Corporation may pay, a dividend or dividends on its outstanding shares in cash, property or shares of the Corporation in the manner and upon the terms and conditions prescribed by the Board of Directors all to the extent permitted by, and subject to the provisions of, the laws of the State of Delaware and the Articles of Incorporation of the Corporation.

     9.2 Reserves.

          Before payment of any dividend there may be set aside out of any funds of the Corporation available for dividends such sum or sums as the Directors from time to time in their absolute discretion think proper as a reserve fund to meet contingencies or for equalizing dividends or for repairing or maintaining any property of the Corporation, or for such other purpose as the Directors shall think conducive to the interest of the Corporation, and the Directors may abolish any such reserve in the manner in which it was created.


10. ARTICLE X: AMENDMENTS

     10.1 Amendment by the Board of Directors.

          These By-Laws may be altered, amended or repealed, in whole or in part, and a new By-Law or By-Laws may be adopted, by the affirmative vote of a majority of the members of the Board of Directors except that no By-Law adopted or amended by the Shareholders shall be altered or repealed by the Board of Directors.

     10.2 Action by Shareholders.

          Any By-Law or By-Laws altered, amended, repealed or adopted by the Board of Directors may thereafter be altered, amended or repealed, in whole or in part, and new or additional By-Law or By-Laws may be adopted by the affirmative vote of the holders of a majority of the shares outstanding and entitled to vote thereon.

     10.3 No Amendment.

          No amendment, modification, alteration or repeal of the provisions of this Article X shall be made or accomplished except by the Shareholders of the Corporation.

11. ARTICLE XI: SUNDRY PROVISIONS

     11.1 Action by Written Consent.

          Any action required to be taken or which may be taken at a Meeting of the Shareholders, Directors or members of a Committee, may be taken without a meeting if a consent in writing setting forth the action so taken shall be signed by all of the Shareholders, Directors, or members of the Committee, as the case may be, entitled to vote with respect to the subject matter thereof, and such consent shall have the same force and effect as a unanimous vote of the Shareholders, Directors, or members of the Committee, as the case may be, at a meeting of said body.

     11.2 Informal Meetings and Action.

          Whenever all parties entitled to vote at any Meeting, whether of Directors or Shareholders, consent, either by a writing on the records of the Meeting or filed with the Secretary, or by presence at such Meeting and oral consent entered on the minutes, or by taking part in the deliberations at such Meeting without objection, the actions and proceedings at and of such Meeting shall be as valid as if had at a Meeting regularly called and noticed, and at such Meeting any business may be transacted which is not excepted from the written consent or to the consideration of which no objection for want of notice is made at the time, and if any Meeting be irregular for want of notice or of such consent, provided a quorum was present at such Meeting, the proceedings of said Meeting may be ratified and approved and rendered likewise valid and the irregularity or defect therein waived by a writing signed by all parties having the right to vote at such Meetings; and such consent or approval of Shareholders may be by proxy or attorney, but all such proxies and powers of attorney must be in writing.

     11.3 Waiver of Notice.

          Each and any notice otherwise required to be given pursuant to any provision of these By-Laws or applicable statute, may be waived by the person or person entitled thereto by the executive of a written waiver of such notice signed by such person or persons either before or after the date and hour of the related assemblage or proceeding and thereafter forthwith delivered to the Secretary of the Corporation. Execution and delivery of such a written waiver shall be, and shall be deemed to be, equivalent to any required notice.

          Neither the business to be transacted at, nor the purposes of, any Regular or Special Meeting of the Board of Directors, Shareholders or any Committee, need be specified in the waiver of notice of such meeting.

     11.4 Management by Shareholders.

          If the Articles of Incorporation of the Corporation shall at any time hereafter be amended to provide (in accordance with then applicable law) that the business and affairs of the Corporation shall be managed by the Shareholders of the Corporation shall be deemed the Directors of the Corporation for purposes of applying any provision of these By-Laws or applicable statute.

     11.5 Corporate Seal.

          The Corporation shall have a corporate seal which shall be circular in form and shall have inscribed thereon the name of the Corporation, the year and State of its incorporation and the words "Corporate Seal, Delaware." The seal may be used by causing it or a facsimile thereof to be impressed or affixed or in any other manner reproduced. The corporate seal may be altered by order of the Board of Directors at any time.

     11.6 Reports to Stockholders.

          The Board of Directors shall send an annual report to the Shareholders of the Corporation, not later than ninety (90) days after the close of the fiscal year of the Corporation. The annual report shall include a balance sheet as of the close of the fiscal year of the Corporation and an income statement and statement of changes in financial position for such fiscal year. The financial statements shall be prepared from and in accordance with the books of the Corporation, in conformity with generally accepted accounting principles applied on a consistent basis, and shall be certified by an independent certified public accountant.

     11.7 Inspection of Corporate Records.

          The Corporation shall keep correct and complete books and records of account and shall also keep minutes of all Meetings of Shareholders and Directors. Additionally, a record shall be kept at the principal executive office of the Corporation, giving the names and addresses of all Shareholders, and the number and class or classes of shares held by each. Any person who has been the holder of a record of shares for at least six
     (6) months or who is the holder of the record of at least five percent (5%) of the outstanding voting shares of the Corporation shall have the right to examine a copy, in person or by agent or attorney, at any reasonable time or times, for any proper purpose, the books and records of account of the Corporation, the minutes, and the record of the Shareholders. On the written request of any Shareholder, the Corporation shall mail to such Shareholder within ninety (90) days after receipt of such request, a balance sheet as of the close of its latest fiscal year and a profit and loss statement for such fiscal year. If such request is received by the Corporation before such financial statements are available for its latest fiscal year, the Corporation shall mail such financial statements within ninety (90) days after they become available, but in any event within ninety (90) days after the close of its latest fiscal year.

     11.8 Inspection of Articles of Incorporation and By-Laws.

          The original or a copy of the Articles of Incorporation and the By-Laws of the Corporation, as amended or otherwise altered to date, and certified by the Secretary of the

     Corporation, shall at all times be kept at the principal executive office of the Corporation. Such Articles and By-Laws shall be open to inspection by all Shareholders of record at all reasonable times during the business hours of the Corporation.

     11.9 Fiscal Year.

          The fiscal year of the Corporation shall begin on the 1st day of June in each year and end of the 31st day of May in each year.

     11.10 Construction and Definition.

          Unless the context requires otherwise, the general provisions, rules of construction, and definitions contained in the General Corporation Law of Delaware shall govern and control the construction, meaning and interpretation of these By-Laws. Without limiting the foregoing, the masculine gender includes the feminine and neuter; the singular number includes the plural, and the plural number includes the singular; "shall" is mandatory and "may" is permissive; and "person" includes a corporation, partnership, trust or other legal entity as well as a natural person.

     11.11 Captions.

          The Table of Contents and the titles or captions of Articles, Sections or paragraphs contained in the By-Laws are inserted and utilized only as a matter of convenience and for ease of reference, are not a part of these By-Laws and in no way are intended to, or do, define, interpret, limit, extend or describe the scope of any provision hereof.


Adopted this 13th day of December, 1988.








                                                  __________________________
                                                  Secretary